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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 12, 2000
                                                 ------------------------------

                                 Hoover's, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                  000-26097                    74-2559474
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


1033 La Posada Drive, Austin, Texas                                  78752
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (512) 374-4500
                                                  -----------------------------

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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On July 12, 2000, Hoover's, Inc. ("Hoover's"), Panda Merger Corp., a wholly owned subsidiary of Hoover's, and Powerize.com, Inc. ("Powerize") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") pursuant to which Powerize will become a wholly owned subsidiary of Hoover's (the "Merger"). A copy of the Merger Agreement is filed as Exhibit 99.1 hereto. As a result of the Merger, Hoover's will pay approximately $2,646,314 and issue approximately 1,877,327 shares of Hoover's common stock, subject to adjustment as provided in Sections 1.6(a), 1.6(g) and 1.6(i) of the Merger Agreement, in exchange for all of Powerize's outstanding capital stock, including warrants and stock options assumed pursuant to the Merger Agreement.

     On July 12, 2000, Hoover's issued a press release announcing that it has entered into a definitive agreement to acquire Powerize. A copy of this press release is filed as Exhibit 99.2 hereto.

     The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase transaction. Consummation of the Merger is subject to various conditions, including, among other things, receipt of the necessary approvals of the stockholders of Powerize.

     The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

     Stockholders are able to obtain filings containing information about Hoover's, without charge, at the SEC's Internet site (http://www.sec.gov) or by contacting the Secretary of Hoover's.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)    EXHIBITS

                     The following Exhibits are filed herewith:

                     99.1      Agreement and Plan of Reorganization, dated
                               July 12, 2000, by and among Hoover's, Inc., Panda Merger Corp. and Powerize.com, Inc.

                     99.2 Press release issued by Hoover's, Inc., dated July 12, 2000, announcing that it has entered into a definitive agreement to acquire Powerize.com, Inc.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOOVER'S, INC.



Dated: July 14, 2000                     By:  /s/ KRIS RAO
                                             ----------------------------------
                                             Kris Rao
                                             Vice President and General Counsel

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                                   EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION OF DOCUMENT
------         -----------------------

99.1* Agreement and Plan of Reorganization, dated July 12, 2000, by and among Hoover's, Inc., Panda Merger Corp. and Powerize.com, Inc.

99.2* Press release issued by Hoover's, Inc., dated July 12, 2000, announcing that it has entered into a definitive agreement to acquire Powerize.com, Inc.

*  filed herewith